UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 19, 2010

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 19, 2010, the corporate positions held by Blenn A. Fujimoto as a Vice Chairman of Central Pacific Financial Corp. and as the Vice Chairman, Hawaii Market, of Central Pacific Bank, have been eliminated, and Mr. Fujimoto has resigned from those positions.  Mr. Fujimoto will remain the President and Chief Executive Officer of Central Pacific HomeLoans, Inc., a mortgage banking subsidiary of Central Pacific Bank.

ITEM 9.01. Financial Statements and Exhibits

(d)	The following Exhibits are filed herewith:
	Exhibit	Description

	99.1	Press release dated April 19, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: April 20, 2010	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Senior Vice President and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued April 19, 2010